UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
May 31, 2023
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRHYX High Yield Fund –
.
PAHIX High Yield Fund–
.
Advisor  Class
PRHIX High Yield Fund–
.
I  Class
TRKZX High Yield Fund–
.
Z Class

T. ROWE PRICE High Yield Fund
HIGHLIGHTS
The High Yield Fund underperformed the benchmark Credit Suisse High Yield
Index and outperformed the Lipper peer group average for the 12 months ended
May 31, 2023.
The portfolio’s allocation to bank loans and credit selection in the automotive segment were meaningful drivers of relative performance.
We participated in the new issuance of several secured BB rated bonds that our analysts deemed attractive and opportunistically purchased discounted paper in the secondary market that had traded lower when rate-sensitive issues sold off.
The high yield asset class continues to provide extremely attractive yields, and we believe investors will be fairly compensated for accepting marginally higher default risk due to the challenging macro environment and tighter financial conditions.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE High Yield Fund
Market Commentary

Dear Shareholder
Major global stock and bond indexes produced mixed returns during your fund’s fiscal year, the 12-month period ended May 31, 2023. Rising interest rates weighed on returns in the first half of the period, but many sectors rebounded over the past six months as growth remained positive in the major economies and corporate earnings results came in stronger than expected.
For the 12-month period, growth stocks outperformed value shares, and developed market shares generally outpaced their emerging market counterparts. In the U.S., the Russell 1000 Growth Index and Nasdaq
Composite Index performed the best. Most currencies weakened versus the
U.S. dollar over the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, the information technology sector had, by far, the strongest returns. Big tech companies rebounded strongly at the start of
2023, helped in part by growing investor enthusiasm for artificial intelligence applications. Meanwhile, falling prices for various commodities weighed on returns for the materials and energy sectors, and turmoil in the banking sector, which included the failure of three large regional banks, hurt the financials segment. Real estate stocks also came under pressure amid concerns about the ability of some commercial property owners to refinance their debt.
Cheaper oil contributed to slowing inflation during the period, although core inflation readings—which exclude volatile food and energy prices—remained stubbornly high. April’s consumer price index data (the latest available in our reporting period) showed a headline inflation rate of 4.9% on a 12-month basis, down from more than 8% at the start of the period but still well above the Fed’s long-term 2% inflation target.
In response to persistent inflation, the Fed raised its short-term lending benchmark rate from around 1.00% at the start of the period to a range of
5.00% to 5.25% by the end of May, the highest level since 2007. However,
Fed officials have recently suggested that they might soon be ready to pause additional rate hikes as they wait to see how the economy is progressing.
Bond yields increased considerably across the U.S. Treasury yield curve as the
Fed tightened monetary policy, with the yield on the benchmark 10-year note climbing from 2.85% at the start of the period to 3.64% at the end of May.
Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity
Treasuries experienced the largest yield increases. At the end of May, the yield

T. ROWE PRICE High Yield Fund

on the three-month Treasury bill was 188 basis points (1.88 percentage point)
higher than the yield on the 10-year Treasury note. Increasing yields led to weak results across most of the fixed income market, although high yield bonds, which are less sensitive to rising rates, held up relatively well.
Global economies and markets showed surprising resilience in recent months, but, moving into the second half of 2023, we believe investors could face potential challenges. The economic impact of the Fed’s rate hikes has yet to be fully felt in the economy, and while the regional banking turmoil appears to have been contained by the swift actions of regulators, it could continue to have an impact on credit conditions. Moreover, the market consensus still seems to forecast a global recession starting later this year or in early 2024, although it could be a mild downturn.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE High Yield Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks high current income and, secondarily, capital appreciation.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The High Yield Fund returned -0.18% in the 12 months ended May 31, 2023, underperforming its benchmark, the Credit Suisse High Yield Index, while outperforming the Lipper peer group average. (Returns for Advisor, I, and
Z Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results. )
What factors influenced the fund’s performance?
The portfolio’s off-benchmark allocation to bank loans (also known as leveraged loans) was a top contributor to relative performance over the past year as the Federal Reserve aggressively raised rates due to elevated inflation and the strong labor market. Against this backdrop, the floating rate feature of loans, which resets coupons higher as rates increase, is an important consideration as it buffers the asset class against the impact of a rising rate environment, making it less vulnerable to price declines than other fixed income segments.
Credit selection in the
automotive segment
was beneficial, as was
our overweight to the
industry. Our investment in
American electric vehicle
manufacturer Rivian was a
notable contributor during
the period. The company
is developing vehicles
primarily targeting the light
truck, SUV, and commercial
vehicle end market segments.
Our investment in the
issuer includes a privately
negotiated floating rate second-lien note on which the rate resets every six months, meaning that the coupon should remain extremely attractive. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
PERFORMANCE COMPARISON
Total Return
Periods Ended 5/31/23 6 Months 12 Months
High Yield Fund –
.
3.01% -0.18%
High Yield Fund–
.
Advisor  Class 2.86 -0.31
High Yield Fund–
.
I  Class 3.05 -0.09
High Yield Fund–
.
Z  Class 3.37 0.53
Credit Suisse High Yield
Index 3.53 0.43
Lipper Global High Yield
Funds Average 2.70 -0.50

T. ROWE PRICE High Yield Fund

Selection in the entertainment and leisure segment added value, partly due to Royal Caribbean and Cinemark. Global vacation company and cruise line operator Royal Caribbean performed well as its strategy of engaging with customers ahead of vacations to book package add-ons has resulted in structural gains. Additionally, forward booking trends and management guidance continued to improve, which supported credit fundamentals.
Cinemark, a U.S.-based cinema operator that has an improving balance sheet and attracts audiences with premium experiences, produced solid results over the period. Theater operations are expected to continue recovering through
2023 given the pent-up film slate and longer theatrical exclusivity windows that have been negotiated.
Security selection and the portfolio’s overweight among cable operators dragged. The credit selection impact was partly due to wireless telecommunications services and cable provider Altice France. The issuer’s underperformance was largely the result of its split CCC rated capital structure and headwinds in the European high yield market rather than credit-specific issues. Lower-quality issuers generally fall from favor when the European markets sell off and experience outflows. Therefore, even though Altice
France has reported relatively stable results, a significant lack of support in the secondary market has hindered its performance. We have maintained our conviction in the name, however, as various asset sales are expected to be positive near-term catalysts, and operational performance should improve in the year’s second half.
The portfolio’s overweight allocation and credit selection in the broadcasting segment held back relative gains. In terms of security selection, leading audio company iHeartMedia (IHRT) was a meaningful detractor, partly due to cyclical pressures in the radio industry. When there is a pullback in the broader economy, advertising spend is typically one of the first expenses that companies reduce or eliminate. Therefore, IHRT’s results are highly sensitive to the macroeconomic environment. Terrestrial radio also faces a difficult secular outlook amid significant competition in digital audio from large, well-
capitalized companies including Apple, Amazon, and SiriusXM. However, we believe IHRT’s scale and breadth of digital assets should continue to support significant free cash flow generation.

T. ROWE PRICE High Yield Fund

How is the fund positioned?
Over the past year, we reduced the
portfolio’s exposure to bank loans by
roughly 140 basis points (100 basis
points equals 1.00%) while closing
its underweight to higher-quality
bonds. We participated in the new
issuance of several secured BB rated
bonds that our analysts deemed
attractive and opportunistically
purchased discounted paper in the
secondary market that had traded
lower when rate-sensitive issues sold
off. We also took advantage of the
market’s rally in recent months to
reduce risk in the portfolio by selling
a few CCC rated names. These
positioning shifts have brought the
portfolio closer to equal weight
in the various rating components
relative to the benchmark than it
was a year ago.
At the industry level, our efforts to
close the portfolio’s underweight to
the BB rating tier is most evident in
the information technology segment
where our allocation increased by
230 basis points. Over the past year,
we participated in some new deals
and found value in many of the discounted BB rated bonds from information technology companies we had avoided at new issuance.
We moderately increased the portfolio’s significant overweight to the automotive industry. Original equipment manufacturers (OEMs) finished
2022 with 30% of auto sales pricing above the manufacturer’s suggested retail price (MSRP) compared with a historical average of 6%–8% below MSRP.
Additionally, the sector has endured a supply-constrained recession over the past two to three years as supply chain challenges caused auto sales volumes to decline to levels consistent with those in economic drawdowns. As supply chain pressures ease, there should be some pent-up demand within the industry. We
CREDIT QUALITY DIVERSIFICATION
..... Percent of Total Assets
11/30/22 5/31/23
BBB/BB Rated and Above 4.4% 5.1%
BB Rated 28.6 26.2
BB/B Rated 17.2 18.9
B Rated 29.7 30.9
B/CCC Rated 5.3 3.8
CCC Rated and Below 9.4 9.6
Not Rated 2.0 2.3
Equities 2.1 4.2
Default 0.0 0.0
Short-Term Holdings* 1.3 -1.0
Sources: Credit ratings for the securities held in the fund
are provided by Moody’s and Standard & Poor’s and
are converted to the Standard & Poor’s nomenclature.
A rating of AAA represents the highest-rated securities,
and a rating of D represents the lowest-rated securities.
Split ratings (e.g., BB/B and B/CCC) are assigned when
Moody’s and S&P differ. If a rating is not available, the
security is classified as Not Rated. The rating of the
underlying investment vehicle is used to determine the
creditworthiness of credit default swaps and sovereign
securities. The fund is not rated by any agency.
*Short-term holdings are not rated.
Historical weightings reflect current ratings.

T. ROWE PRICE High Yield Fund

believe that auto suppliers, in particular, as well as OEMs can outperform a large portion of the high yield market on a fundamental basis in a recessionary environment as OEMs build back inventories, which benefits suppliers, and can pull incentive and volume levers to keep earnings stable.
The most notable reductions during the period were in the health care and cable operators segments. The portfolio’s lower allocation to health care is the result of our decision to eliminate our holdings in pharmaceutical and medical device company Bausch Health. Our reduced weighting among cable operators is largely due to the lower dollar prices of our holdings amid the underperformance of the industry overall rather than sales within the portfolio.
What is portfolio management’s outlook?
Financial conditions and lending standards have been tightening for over a year as the Fed and most developed market central banks aggressively raised short-
term interest rates to combat inflation. These tighter financial conditions have resulted in historically light new issuance, which, combined with manageable flows, has created positive technical conditions in the high yield market.
Despite modest inflows, the need to reinvest coupon payments has fostered strong demand for new deals in the primary space, while the absence of significant outflows has supported prices in the secondary market.
As a result of the challenging macro environment and tighter financial conditions, we anticipate the default rate could continue to normalize over the near to medium term toward the market’s long-term average (3%–4%), although it should remain well below levels seen during previous recessionary periods. Furthermore, the asset class continues to provide extremely attractive yields, and we believe investors will be fairly compensated for accepting marginally higher default risk.
High yield bonds have never produced two consecutive years of negative performance. Years in which the asset class sells off, as it did in 2022, have historically been followed by multiyear periods of positive returns. Given the current high-quality nature of the asset class—roughly 60% is composed of BB rated bonds—we firmly believe this trend will continue.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE High Yield Fund

RISKS OF BOND INVESTING
Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-
quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.
Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the
U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the
U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.
BENCHMARK INFORMATION
Note: Copyright © 2023 Fitch Ratings, Inc., Fitch Ratings Ltd. and
its subsidiaries.
Note: © 2023, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s
Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”).
All rights reserved. Moody’s ratings and other information (“Moody’s
Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE
COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER
TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED
OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH
PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY
ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S
PRIOR WRITTEN CONSENT. Moody's
®
is a registered trademark.

T. ROWE PRICE High Yield Fund

Note: Copyright © 2023, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings ("Content") in any form is prohibited except with the prior written
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any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior
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BENCHMARK INFORMATION (continued)

T. ROWE PRICE High Yield Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST ISSUERS
Percent of
Net Assets
5/31/23
Ford Motor 2.3%
Charter Communications 2.3
Asurion 2.0
Occidental Petroleum 1.9
Vistra 1.6
Venture Global 1.6
TransDigm Group 1.5
American Airlines 1.5
Tenet Healthcare 1.5
Rivian Automotive 1.5
UKG 1.3
Teva Pharmaceutical 1.2
DISH Network 1.2
Royal Caribbean Cruises 1.1
Community Health Systems 1.0
Navient 1.0
Caesars Entertainment 1.0
Sirius XM Radio 1.0
Carnival 1.0
Tallgrass Energy Partners 0.9
Goodyear Tire & Rubber 0.9
Scientific Games 0.9
Nustar Energy 0.9
Clarios Global 0.8
United Airlines 0.8
Total 32.7%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the portfolio of investments under their subsidiaries.

T. ROWE PRICE High Yield Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
HIGH YIELD FUND
Note: Performance for the Advisor, I, and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE High Yield Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 5/31/23 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
High Yield Fund –
.
-0.18% 2.60% 3.48% – –
High Yield Fund–
.
Advisor  Class -0.31 2.33 3.22 – –
High Yield Fund–
.
I  Class -0.09 2.71 – 3.86% 8/28/15
High Yield Fund–
.
Z  Class 0.53 – – 5.63 3/16/20
This table shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Past performance cannot guarantee future results.

T. ROWE PRICE High Yield Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has four share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
High Yield Fund 0.73%
High Yield Fund–Advisor Class 1.00
High Yield Fund–I Class 0.60
High Yield Fund–Z Class 0.59
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE High Yield Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
HIGH YIELD FUND
Beginning
Account Value
12/1/22
Ending
Account Value
5/31/23
Expenses Paid
During Period*
12/1/22 to 5/31/23
Investor Class
Actual $1,000.00 $1,030.10 $3.54
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.44   3.53
Advisor Class
Actual   1,000.00   1,028.60   5.01
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.00   4.99
I Class
Actual   1,000.00   1,030.50   3.14
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.84   3.13
Z Class
Actual   1,000.00   1,033.70   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,024.93   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.70%,
the
2
Advisor Class was 0.99%, the
3
I Class was 0.62%, and the
4
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE High Yield Fund

QUARTER-END RETURNS
Periods Ended 3/31/23 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
High Yield Fund –
.
-3.90% 2.65% 3.69% – –
High Yield Fund–
.
Advisor  Class -4.04  2.38  3.43  – –
High Yield Fund–
.
I  Class -3.82  2.75  – 3.97% 8/28/15
High Yield Fund–
.
Z  Class -3.22  – – 5.90  3/16/20
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
2
Advisor ,
3
I , and
4
Z Class shares, 1-800-638-8790 .
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE High Yield Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
5/31/23 5/31/22 5/31/21 5/31/20 5/31/19
NET ASSET VALUE
Beginning of period $ 5 .98 $ 6 .65 $ 6 .19 $ 6 .48 $ 6 .53
Investment activities
Net investment income
(1)(2)
0 .35 0 .33 0 .33 0 .36 0 .38
Net realized and unrealized gain/
loss ( 0 .37 ) ( 0 .66 ) 0 .46 ( 0 .30 ) ( 0 .04 )
Total from investment activities ( 0 .02 ) ( 0 .33 ) 0 .79 0 .06 0 .34
Distributions
Net investment income ( 0 .35 ) ( 0 .34 ) ( 0 .33 ) ( 0 .35 ) ( 0 .39 )
Net realized gain ( 0 .01 ) — — — —
Total distributions ( 0 .36 ) ( 0 .34 ) ( 0 .33 ) ( 0 .35 ) ( 0 .39 )
NET ASSET VALUE
End of period $ 5 .60 $ 5 .98 $ 6 .65 $ 6 .19 $ 6 .48
Ratios/Supplemental Data
Total return
(2)(3)
( 0 .18 ) % ( 5 .23 ) % 13 .07% 0 .87% 5 .39%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .80% 0 .73% 0 .70% 0 .72% 0 .72%
Net expenses after waivers/
payments by Price Associates 0 .70% 0 .70% 0 .70% 0 .71% 0 .72%
Net investment income 6 .24% 5 .02% 5 .13% 5 .49% 5 .95%
Portfolio turnover rate 29 .7% 45 .5% 55 .0% 42 .2% 60 .6%
Net assets, end of period (in
millions) $1,080 $1,252 $2,394 $3,317 $5,579
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE High Yield Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
5/31/23 5/31/22 5/31/21 5/31/20 5/31/19
NET ASSET VALUE
Beginning of period $ 5 .96 $ 6 .64 $ 6 .17 $ 6 .46 $ 6 .51
Investment activities
Net investment income
(1)(2)
0 .33 0 .32 0 .31 0 .34 0 .37
Net realized and unrealized gain/
loss ( 0 .36 ) ( 0 .68 ) 0 .47 ( 0 .30 ) ( 0 .05 )
Total from investment activities ( 0 .03 ) ( 0 .36 ) 0 .78 0 .04 0 .32
Distributions
Net investment income ( 0 .33 ) ( 0 .32 ) ( 0 .31 ) ( 0 .33 ) ( 0 .37 )
Net realized gain ( 0 .01 ) — — — —
Total distributions ( 0 .34 ) ( 0 .32 ) ( 0 .31 ) ( 0 .33 ) ( 0 .37 )
NET ASSET VALUE
End of period $ 5 .59 $ 5 .96 $ 6 .64 $ 6 .17 $ 6 .46
Ratios/Supplemental Data
Total return
(2)(3)
( 0 .31 ) % ( 5 .67 ) % 12 .89% 0 .58% 5 .10%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 1 .00% 0 .99% 1 .00% 0 .99% 0 .99%
Net expenses after waivers/
payments by Price Associates 1 .00% 0 .99% 1 .00% 0 .99% 0 .99%
Net investment income 5 .93% 4 .92% 4 .92% 5 .25% 5 .72%
Portfolio turnover rate 29 .7% 45 .5% 55 .0% 42 .2% 60 .6%
Net assets, end of period (in
millions) $18 $24 $30 $285 $320
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE High Yield Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
5/31/23 5/31/22 5/31/21 5/31/20 5/31/19
NET ASSET VALUE
Beginning of period $ 5 .98 $ 6 .66 $ 6 .19 $ 6 .48 $ 6 .53
Investment activities
Net investment income
(1)(2)
0 .36 0 .34 0 .34 0 .36 0 .39
Net realized and unrealized gain/
loss ( 0 .37 ) ( 0 .67 ) 0 .47 ( 0 .29 ) ( 0 .04 )
Total from investment activities ( 0 .01 ) ( 0 .33 ) 0 .81 0 .07 0 .35
Distributions
Net investment income ( 0 .36 ) ( 0 .35 ) ( 0 .34 ) ( 0 .36 ) ( 0 .40 )
Net realized gain ( 0 .01 ) — — — —
Total distributions ( 0 .37 ) ( 0 .35 ) ( 0 .34 ) ( 0 .36 ) ( 0 .40 )
NET ASSET VALUE
End of period $ 5 .60 $ 5 .98 $ 6 .66 $ 6 .19 $ 6 .48
Ratios/Supplemental Data
Total return
(2)(3)
( 0 .09 ) % ( 5 .27 ) % 13 .36% 0 .98% 5 .51%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0 .62% 0 .60% 0 .60% 0 .60% 0 .61%
Net expenses after waivers/
payments by Price Associates 0 .62% 0 .60% 0 .60% 0 .60% 0 .61%
Net investment income 6 .32% 5 .21% 5 .24% 5 .61% 6 .04%
Portfolio turnover rate 29 .7% 45 .5% 55 .0% 42 .2% 60 .6%
Net assets, end of period (in
millions) $2,568 $2,880 $2,068 $1,707 $1,970
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE High Yield Fund
Financial Highlights

For a share outstanding throughout each period
Z Class
(1)
.. Year ..
.. Ended .
3/16/20
(1)
Through
5/31/20 5/31/23 5/31/22 5/31/21
NET ASSET VALUE
Beginning of period $ 5 .99 $ 6 .66 $ 6 .19 $ 5 .76
Investment activities
Net investment income
(2)(3)
0 .39 0 .38 0 .38 0 .08
Net realized and unrealized gain/loss ( 0 .37 ) ( 0 .66 ) 0 .47 0 .43
(4)
Total from investment activities 0 .02
(5)
( 0 .28 ) 0 .85 0 .51
Distributions
Net investment income ( 0 .39 ) ( 0 .39 ) ( 0 .38 ) ( 0 .08 )
Net realized gain ( 0 .01 ) — — —
Total distributions ( 0 .40 ) ( 0 .39 ) ( 0 .38 ) ( 0 .08 )
NET ASSET VALUE
End of period $ 5 .61 $ 5 .99 $ 6 .66 $ 6 .19

T. ROWE PRICE High Yield Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
.. Year ..
.. Ended .
3/16/20
(1)
Through
5/31/20 5/31/23 5/31/22 5/31/21
Ratios/Supplemental Data
Total return
(3)(6)
0 .53% ( 4 .55 ) % 14 .03% 8 .93%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by
Price Associates 0 .60% 0 .59% 0 .59% 0 .60%
(7)
Net expenses after waivers/payments by Price
Associates 0 .00% 0 .00% 0 .00% 0 .00%
(7)
Net investment income 6 .95% 5 .77% 5 .84% 6 .53%
(7)
Portfolio turnover rate 29 .7% 45 .5% 55 .0% 42 .2%
Net assets, end of period (in millions) $3,186 $3,316 $3,970 $2,547
0% 0% 0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(5)
The amount presented is inconsistent with the fund's results of operations because of the timing of redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(6)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(7)
Annualized

T. ROWE PRICE High Yield Fund
May 31, 2023

Portfolio of Investments
‡
Par/Shares $ Value
(Amounts in 000s)
‡
BANK LOANS 4.9% (1)
Airlines 0.2%
Mileage Plus Holdings, FRN, 3M USD LIBOR + 5.25%, 10.213%,
6/21/27  14,080 14,563
14,563
Automotive 0.2%
Wand NewCo 3, FRN, 1M USD LIBOR + 2.75%, 7.904%, 2/5/26  14,422 14,092
14,092
Broadcasting 0.2%
Diamond Sports Group, FRN, 1M TSFR + 8.00%, 13.067%,
5/25/26  5,496 4,131
Nielsen Holdings, FRN, 3M TSFR + 9.75%, 14.745%, 10/11/29  (2)
(3) 6,400 6,272
10,403
Energy 0.1%
Prairie ECI Acquiror, FRN, 1M USD LIBOR + 4.75%, 9.904%,
3/11/26  10,070 9,852
9,852
Information Technology 0.4%
Boxer Parent, FRN, 1M USD LIBOR + 5.50%, 10.654%, 2/27/26  10,925 10,521
RealPage, FRN, 1M USD LIBOR + 6.50%, 11.654%, 4/23/29  15,551 14,527
25,048
Services 1.8%
Ascend Learning, FRN, 1M USD LIBOR + 5.75%, 11.003%,
12/10/29  31,260 26,675
CoreLogic, FRN, 1M USD LIBOR + 6.50%, 11.688%, 6/4/29  7,980 6,140
UKG, FRN, 3M TSFR + 5.25%, 10.271%, 5/3/27  66,960 62,875
UKG, FRN, 3M USD LIBOR + 3.25%, 8.271%, 5/4/26  28,271 27,119
122,809
Wireless Communications 2.0%
Asurion, FRN, 1M USD LIBOR + 5.25%, 10.404%, 1/31/28  69,714 57,209
Asurion, FRN, 1M USD LIBOR + 5.25%, 10.404%, 1/20/29  100,360 81,815
139,024
Total Bank Loans (Cost $378,105) 335,791
COMMON STOCKS 0.7%
Gaming 0.0%
New Cotai Participation, Class B  (2)(3)(4) — —
—
Health Care 0.2%
Avantor (2) 817 16,294
16,294

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Information Technology 0.1%
TE Connectivity  54 6,651
6,651
Manufacturing 0.2%
Danaher  53 12,116
12,116
Metals & Mining 0.2%
Constellium (2) 928 13,834
13,834
Total Common Stocks (Cost $44,023) 48,895
CONVERTIBLE BONDS 0.2%
Automotive 0.1%
Rivian Automotive, 4.625%, 3/15/29  (4) 6,910 6,958
6,958
Cable Operators 0.1%
DISH Network, 3.375%, 8/15/26  8,735 3,935
3,935
Total Convertible Bonds (Cost $14,681) 10,893
CONVERTIBLE PREFERRED STOCKS 0.9%
Energy 0.6%
NuStar Energy, VR, 10.75%  (4)(5) 1,200 38,544
38,544
Forest Products 0.0%
Smurfit-Stone Container, Series A, EC, 7.00%, 2/15/27  (2)(3) 47 —
—
Health Care 0.2%
Becton Dickinson & Company, Series B, 6.00%, 6/1/23  289 14,041
14,041
Insurance 0.1%
Alliant Services, Series A, Acquisition Date: 11/6/20,
Cost $8,963  (2)(3)(6) 9 8,159
8,159
Total Convertible Preferred Stocks (Cost $54,814) 60,744

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
CORPORATE BONDS 91.0%
Aerospace & Defense 1.6%
Spirit AeroSystems, 9.375%, 11/30/29  (4) 6,855 7,301
TransDigm, 5.50%, 11/15/27  14,435 13,569
TransDigm, 6.25%, 3/15/26  (4) 49,085 48,655
TransDigm, 6.375%, 6/15/26  18,145 17,941
TransDigm, 6.75%, 8/15/28  (4) 19,570 19,570
TransDigm, 7.50%, 3/15/27  3,100 3,096
110,132
Airlines 2.4%
American Airlines, 5.50%, 4/20/26  (4) 32,695 32,082
American Airlines, 5.75%, 4/20/29  (4) 27,295 26,067
American Airlines, 11.75%, 7/15/25  (4) 39,467 43,216
Delta Air Lines, 7.375%, 1/15/26  (7) 19,150 20,131
Mileage Plus Holdings, 6.50%, 6/20/27  (4) 21,437 21,410
United Airlines, 4.625%, 4/15/29  (4) 20,425 18,459
VistaJet Malta Finance, 6.375%, 2/1/30  (4) 3,610 2,866
164,231
Automotive 7.4%
Adient Global Holdings, 8.25%, 4/15/31  (4) 20,590 20,538
Benteler International, 10.50%, 5/15/28  (4) 6,870 6,973
Clarios Global, 6.75%, 5/15/28  (4) 10,220 10,220
Clarios Global, 8.50%, 5/15/27  (4)(7) 45,015 45,128
Dana, 4.25%, 9/1/30  1,980 1,589
Dana, 5.625%, 6/15/28  37,970 34,743
Dana Financing Luxembourg, 8.50%, 7/15/31 (EUR)  (4) 14,175 15,090
Dornoch Debt Merger Sub, 6.625%, 10/15/29  (4)(7) 8,920 6,690
Ford Motor, 6.10%, 8/19/32  (7) 81,660 76,203
Ford Motor, 7.45%, 7/16/31  1,725 1,799
Ford Motor, 9.625%, 4/22/30  12,640 14,407
Ford Motor Credit, 4.95%, 5/28/27  17,635 16,470
Ford Motor Credit, 6.95%, 3/6/26  9,010 9,002
Ford Motor Credit, 7.35%, 11/4/27  22,265 22,521
Ford Motor Credit, 7.35%, 3/6/30  15,470 15,531
Goodyear Tire & Rubber, 5.00%, 7/15/29  (7) 8,185 7,346
Goodyear Tire & Rubber, 5.25%, 4/30/31  17,000 14,875
Goodyear Tire & Rubber, 5.25%, 7/15/31  (7) 27,450 23,779
Goodyear Tire & Rubber, 5.625%, 4/30/33  (7) 19,830 17,153
Jaguar Land Rover Automotive, 5.875%, 1/15/28  (4) 8,600 7,740
Jaguar Land Rover Automotive, 7.75%, 10/15/25  (4) 9,154 9,131
LCM Investments Holdings II, 4.875%, 5/1/29  (4) 14,475 12,014
Metis Merger Sub, 6.50%, 5/15/29  (4) 17,185 14,371
Rivian Holdings, FRN, 6M USD LIBOR + 5.625%, 10.931%,
10/15/26  (4) 94,485 92,595

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
ZF North America Capital, 6.875%, 4/14/28  (4) 4,420 4,420
ZF North America Capital, 7.125%, 4/14/30  (4) 5,865 5,894
506,222
Broadcasting 4.8%
Clear Channel Outdoor Holdings, 7.50%, 6/1/29  (4) 14,825 10,526
Clear Channel Outdoor Holdings, 7.75%, 4/15/28  (4)(7) 28,775 21,365
CMG Media, 8.875%, 12/15/27  (4) 30,270 19,449
Gray Escrow II, 5.375%, 11/15/31  (4) 22,685 14,518
iHeartCommunications, 5.25%, 8/15/27  (4) 11,152 7,806
iHeartCommunications, 8.375%, 5/1/27  (7) 71,206 40,054
Lamar Media, 4.00%, 2/15/30  1,966 1,720
Lamar Media, 4.875%, 1/15/29  17,994 16,644
Neptune Bidco U.S., 9.29%, 4/15/29  (4) 21,125 19,329
Outfront Media Capital, 4.25%, 1/15/29  (4) 3,940 3,201
Outfront Media Capital, 6.25%, 6/15/25  (4) 5,695 5,674
Scripps Escrow, 5.875%, 7/15/27  (4) 23,615 18,184
Sirius XM Radio, 4.00%, 7/15/28  (4) 32,360 27,021
Sirius XM Radio, 4.125%, 7/1/30  (4) 31,305 24,418
Sirius XM Radio, 5.00%, 8/1/27  (4) 15,135 13,697
Stagwell Global, 5.625%, 8/15/29  (4) 42,175 36,060
Townsquare Media, 6.875%, 2/1/26  (4) 17,445 16,137
Univision Communications, 4.50%, 5/1/29  (4) 4,385 3,672
Univision Communications, 6.625%, 6/1/27  (4) 17,895 16,911
Univision Communications, 7.375%, 6/30/30  (4) 15,625 14,531
330,917
Building & Real Estate 1.1%
Brookfield Residential Properties, 6.25%, 9/15/27  (4) 8,075 7,207
Castle U.K. Finco, 7.00%, 5/15/29 (GBP)  (4) 4,675 4,630
Cushman & Wakefield U.S. Borrower, 6.75%, 5/15/28  (4) 29,010 25,855
Howard Hughes, 4.125%, 2/1/29  (4) 17,145 13,888
Howard Hughes, 4.375%, 2/1/31  (4) 9,185 7,279
Howard Hughes, 5.375%, 8/1/28  (4) 19,485 17,293
76,152
Building Products 1.4%
Advanced Drainage Systems, 6.375%, 6/15/30  (4)(7) 5,590 5,499
New Enterprise Stone & Lime, 5.25%, 7/15/28  (4) 16,005 14,165
PGT Innovations, 4.375%, 10/1/29  (4) 10,880 9,928
Specialty Building Products Holdings, 6.375%, 9/30/26  (4) 15,155 13,715
SRS Distribution, 6.00%, 12/1/29  (4) 12,995 10,656
Summit Materials, 5.25%, 1/15/29  (4) 24,640 23,069
Summit Materials, 6.50%, 3/15/27  (4) 17,880 17,746
94,778
Cable Operators 7.1%
Altice Financing, 5.00%, 1/15/28  (4) 34,150 26,637
Altice Financing, 5.75%, 8/15/29  (4) 21,665 16,519

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Altice France, 5.50%, 10/15/29  (4) 18,935 13,586
Altice France Holding, 6.00%, 2/15/28  (4) 62,220 30,488
Altice France Holding, 10.50%, 5/15/27  (4) 32,375 19,263
C&W Senior Financing, 6.875%, 9/15/27  (4) 21,285 18,332
CCO Holdings, 4.50%, 8/15/30  (4) 21,590 17,758
CCO Holdings, 4.50%, 6/1/33  (4) 29,195 22,188
CCO Holdings, 5.375%, 6/1/29  (4) 7,733 6,940
CCO Holdings, 6.375%, 9/1/29  (4) 74,500 69,285
CCO Holdings, 7.375%, 3/1/31  (4) 36,835 35,177
CSC Holdings, 5.75%, 1/15/30  (4) 20,960 9,170
CSC Holdings, 6.50%, 2/1/29  (4) 34,835 27,432
CSC Holdings, 7.50%, 4/1/28  (4) 24,805 13,333
DIRECTV Financing, 5.875%, 8/15/27  (4) 12,670 11,118
DISH DBS, 5.125%, 6/1/29  15,475 6,964
DISH DBS, 5.25%, 12/1/26  (4) 11,695 9,239
DISH DBS, 5.75%, 12/1/28  (4) 16,650 12,030
DISH DBS, 7.375%, 7/1/28  12,155 6,077
DISH DBS, 7.75%, 7/1/26  25,315 14,366
DISH Network, 11.75%, 11/15/27  (4) 26,755 25,618
GCI, 4.75%, 10/15/28  (4) 16,575 14,027
LCPR Senior Secured Financing, 6.75%, 10/15/27  (4) 4,977 4,604
Radiate Holdco, 6.50%, 9/15/28  (4) 15,550 7,814
Vmed O2 U.K. Financing I, 4.75%, 7/15/31  (4) 59,140 48,643
486,608
Chemicals 1.5%
Avient, 7.125%, 8/1/30  (4) 16,805 16,973
Compass Minerals International, 6.75%, 12/1/27  (4) 2,765 2,637
CVR Partners, 6.125%, 6/15/28  (4) 23,275 20,278
GPD, 10.125%, 4/1/26  (4) 21,890 20,166
Methanex, 5.125%, 10/15/27  8,088 7,502
Methanex, 5.25%, 12/15/29  7,440 6,771
Methanex, 5.65%, 12/1/44  6,149 4,896
Tronox, 4.625%, 3/15/29  (4) 12,575 10,170
WR Grace Holdings, 5.625%, 8/15/29  (4) 19,050 15,835
105,228
Consumer Products 0.6%
Kontoor Brands, 4.125%, 11/15/29  (4) 8,920 7,515
Life Time, 5.75%, 1/15/26  (4) 14,956 14,507
Life Time, 8.00%, 4/15/26  (4) 9,165 9,005
Wolverine World Wide, 4.00%, 8/15/29  (4) 17,155 13,660
44,687
Container 1.8%
Ardagh Metal Packaging Finance USA, 4.00%, 9/1/29  (4) 27,180 21,302
Ardagh Metal Packaging Finance USA, 6.00%, 6/15/27  (4) 14,395 14,107
Ball, 6.00%, 6/15/29  27,675 27,606

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Ball, 6.875%, 3/15/28  23,845 24,352
Sealed Air, 5.00%, 4/15/29  (4) 6,720 6,233
Sealed Air, 6.125%, 2/1/28  (4) 7,795 7,717
Sealed Air, 6.875%, 7/15/33  (4) 7,000 7,149
Trident TPI Holdings, 12.75%, 12/31/28  (4) 4,600 4,703
Trivium Packaging Finance, 8.50%, 8/15/27  (4) 14,240 13,386
126,555
Energy 11.2%
Aethon United BR, 8.25%, 2/15/26  (4) 14,150 13,672
AmeriGas Partners, 5.50%, 5/20/25  5,010 4,822
AmeriGas Partners, 9.375%, 6/1/28  (4) 5,340 5,340
Antero Resources, 7.625%, 2/1/29  (4) 3,402 3,453
Archrock Partners, 6.875%, 4/1/27  (4) 7,035 6,745
Chesapeake Energy, 6.75%, 4/15/29  (4) 31,105 30,366
CITGO Petroleum, 7.00%, 6/15/25  (4) 22,285 21,839
Comstock Resources, 5.875%, 1/15/30  (4) 14,255 11,867
Comstock Resources, 6.75%, 3/1/29  (4) 9,155 8,034
Crescent Energy Finance, 7.25%, 5/1/26  (4) 30,380 28,253
Crescent Energy Finance, 9.25%, 2/15/28  (4) 7,200 6,948
Crestwood Midstream Partners, 6.00%, 2/1/29  (4) 6,010 5,544
Crestwood Midstream Partners, 7.375%, 2/1/31  (4) 13,848 13,571
DCP Midstream Operating, 6.75%, 9/15/37  (4) 17,875 18,724
DCP Midstream Operating, 8.125%, 8/16/30  8,515 9,486
Endeavor Energy Resources, 5.75%, 1/30/28  (4) 14,198 14,092
Ferrellgas, 5.375%, 4/1/26  (4) 16,640 15,059
Ferrellgas, 5.875%, 4/1/29  (4) 17,310 14,367
Gulfport Energy, 8.00%, 5/17/26  (4) 11,970 12,000
Hilcorp Energy I, 5.75%, 2/1/29  (4) 8,357 7,542
Hilcorp Energy I, 6.00%, 4/15/30  (4) 5,865 5,293
Hilcorp Energy I, 6.00%, 2/1/31  (4) 10,390 9,247
Hilcorp Energy I, 6.25%, 4/15/32  (4) 5,720 5,105
Kinetik Holdings, 5.875%, 6/15/30  (4) 37,200 35,228
Magnolia Oil & Gas Operating, 6.00%, 8/1/26  (4) 41,585 40,130
NGL Energy Operating, 7.50%, 2/1/26  (4) 28,961 27,622
NuStar Logistics, 5.625%, 4/28/27  11,880 11,286
NuStar Logistics, 5.75%, 10/1/25  11,428 11,171
Occidental Petroleum, 6.20%, 3/15/40  26,120 25,500
Occidental Petroleum, 6.375%, 9/1/28  9,005 9,266
Occidental Petroleum, 6.45%, 9/15/36  2,310 2,345
Occidental Petroleum, 6.625%, 9/1/30  5,865 6,107
Occidental Petroleum, 7.50%, 5/1/31  7,500 8,147
Occidental Petroleum, 7.875%, 9/15/31  4,847 5,350
Occidental Petroleum, 7.95%, 6/15/39  19,810 22,138
Occidental Petroleum, 8.50%, 7/15/27  8,260 9,045
Occidental Petroleum, 8.875%, 7/15/30  32,395 37,173
Petroleos Mexicanos, 6.625%, 6/15/35  17,600 11,904

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Range Resources, 4.75%, 2/15/30  (4) 7,205 6,557
Range Resources, 8.25%, 1/15/29  5,870 6,097
Rockcliff Energy II, 5.50%, 10/15/29  (4) 8,625 7,892
Solaris Midstream Holdings, 7.625%, 4/1/26  (4) 8,490 8,235
Southwestern Energy, 4.75%, 2/1/32  11,155 9,649
Tallgrass Energy Partners, 5.50%, 1/15/28  (4) 7,230 6,489
Tallgrass Energy Partners, 6.00%, 3/1/27  (4) 9,025 8,461
Tallgrass Energy Partners, 6.00%, 12/31/30  (4) 15,270 13,209
Tallgrass Energy Partners, 6.00%, 9/1/31  (4) 17,225 14,727
Tallgrass Energy Partners, 7.50%, 10/1/25  (4) 10,935 10,921
Targa Resources Partners, 6.875%, 1/15/29  10,878 11,011
Transocean, 8.75%, 2/15/30  (4) 9,800 9,776
Venture Global Calcasieu Pass, 6.25%, 1/15/30  (4) 35,555 35,288
Venture Global LNG, 8.125%, 6/1/28  (4) 17,610 17,676
Venture Global LNG, 8.375%, 6/1/31  (4) 55,270 55,477
Vermilion Energy, 6.875%, 5/1/30  (4) 15,500 14,066
769,312
Entertainment & Leisure 4.9%
Carnival, 6.00%, 5/1/29  (4) 1,210 1,001
Carnival, 7.625%, 3/1/26  (4)(7) 46,490 44,049
Carnival, 10.50%, 6/1/30  (4)(7) 18,255 18,255
CDI Escrow Issuer, 5.75%, 4/1/30  (4) 24,475 22,854
Cedar Fair, 5.25%, 7/15/29  8,370 7,700
Cedar Fair, 5.375%, 4/15/27  20,185 19,176
Cinemark USA, 5.25%, 7/15/28  (4)(7) 35,845 31,364
Live Nation Entertainment, 4.75%, 10/15/27  (4) 15,880 14,689
Motion Finco, 7.375%, 6/15/30 (EUR)  (4) 9,745 10,354
NCL, 5.875%, 3/15/26  (4) 19,710 17,936
NCL, 5.875%, 2/15/27  (4) 9,150 8,670
NCL, 7.75%, 2/15/29  (4) 8,615 7,711
NCL Finance, 6.125%, 3/15/28  (4) 5,740 4,865
Royal Caribbean Cruises, 5.375%, 7/15/27  (4) 14,720 13,616
Royal Caribbean Cruises, 5.50%, 8/31/26  (4) 17,195 16,163
Royal Caribbean Cruises, 5.50%, 4/1/28  (4) 12,378 11,357
Royal Caribbean Cruises, 9.25%, 1/15/29  (4)(7) 16,740 17,807
Royal Caribbean Cruises, 11.625%, 8/15/27  (4) 15,285 16,584
SeaWorld Parks & Entertainment, 5.25%, 8/15/29  (4) 26,145 23,400
Six Flags Entertainment, 5.50%, 4/15/27  (4) 18,435 17,421
Six Flags Entertainment, 7.25%, 5/15/31  (4) 13,595 13,068
338,040
Financial 7.6%
Acrisure, 7.00%, 11/15/25  (4) 22,025 20,841
Acrisure, 10.125%, 8/1/26  (4) 24,970 25,095
Alliant Holdings Intermediate, 5.875%, 11/1/29  (4) 8,595 7,349
Alliant Holdings Intermediate, 6.75%, 10/15/27  (4) 35,727 33,226

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
AmWINS Group, 4.875%, 6/30/29  (4) 7,895 7,046
Apollo Commercial Real Estate Finance, 4.625%, 6/15/29  (4) 25,800 19,737
Cobra AcquisitionCo, 6.375%, 11/1/29  (4) 13,230 7,872
Drawbridge Special Opportunities Fund, 3.875%, 2/15/26  (4) 3,585 3,163
Enact Holdings, 6.50%, 8/15/25  (4) 44,260 43,375
GTCR AP Finance, 8.00%, 5/15/27  (4) 19,525 18,939
HUB International, 5.625%, 12/1/29  (4) 25,111 22,412
HUB International, 7.00%, 5/1/26  (4) 19,230 18,941
Icahn Enterprises, 6.25%, 5/15/26  11,600 10,150
Jane Street Group, 4.50%, 11/15/29  (4) 13,465 11,479
Jones Deslauriers Insurance Management, 8.50%, 3/15/30  (4) 20,855 20,829
LPL Holdings, 4.00%, 3/15/29  (4) 13,290 11,662
LPL Holdings, 4.375%, 5/15/31  (4) 2,150 1,868
Midcap Financial Issuer Trust, 5.625%, 1/15/30  (4) 12,810 10,024
Midcap Financial Issuer Trust, 6.50%, 5/1/28  (4) 24,890 21,841
Navient, 4.875%, 3/15/28  18,380 15,209
Navient, 5.00%, 3/15/27  12,240 10,633
Navient, 5.50%, 3/15/29  17,480 14,465
Navient, 6.75%, 6/15/26  12,250 11,591
Navient, 9.375%, 7/25/30  18,320 17,587
OneMain Finance, 3.50%, 1/15/27  8,640 7,182
OneMain Finance, 5.375%, 11/15/29  8,060 6,579
OneMain Finance, 6.625%, 1/15/28  15,000 13,594
OneMain Finance, 6.875%, 3/15/25  18,550 17,854
OneMain Finance, 7.125%, 3/15/26  5,820 5,565
PennyMac Financial Services, 4.25%, 2/15/29  (4) 22,055 17,672
PennyMac Financial Services, 5.375%, 10/15/25  (4) 12,155 11,274
PROG Holdings, 6.00%, 11/15/29  (4) 21,720 19,168
Ryan Specialty, 4.375%, 2/1/30  (4) 6,195 5,506
Starwood Property Trust, 4.375%, 1/15/27  (4) 12,225 10,330
United Wholesale Mortgage, 5.50%, 4/15/29  (4) 8,485 7,085
United Wholesale Mortgage, 5.75%, 6/15/27  (4) 17,485 15,715
522,858
Food 0.8%
B&G Foods, 5.25%, 4/1/25  2,045 1,925
BellRing Brands, 7.00%, 3/15/30  (4) 16,625 16,791
Chobani, 7.50%, 4/15/25  (4) 13,750 13,647
Darling Ingredients, 6.00%, 6/15/30  (4) 17,950 17,658
Triton Water Holdings, 6.25%, 4/1/29  (4) 8,657 7,229
57,250
Forest Products 0.3%
Cascades, 5.375%, 1/15/28  (4) 11,620 10,807
Graphic Packaging International, 3.75%, 2/1/30  (4) 9,685 8,498
19,305

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Gaming 4.6%
Caesars Entertainment, 7.00%, 2/15/30  (4) 14,270 14,252
Caesars Entertainment, 8.125%, 7/1/27  (4) 50,295 51,238
Churchill Downs, 6.75%, 5/1/31  (4) 14,940 14,735
Cirsa Finance International, 4.50%, 3/15/27 (EUR)  (4) 7,505 7,285
Cirsa Finance International, 10.375%, 11/30/27 (EUR)  (4) 2,580 2,962
International Game Technology, 4.125%, 4/15/26  (4) 6,700 6,315
International Game Technology, 5.25%, 1/15/29  (4) 25,335 23,973
International Game Technology, 6.25%, 1/15/27  (4) 17,023 16,980
Lottomatica, 7.125%, 6/1/28 (EUR)  (4) 3,325 3,575
MGM China Holdings, 4.75%, 2/1/27  (4) 10,685 9,507
MGM Growth Properties Operating Partnership, 3.875%,
2/15/29  (4) 12,700 11,335
MGM Growth Properties Operating Partnership, 5.75%, 2/1/27  8,690 8,549
Midwest Gaming Borrower, 4.875%, 5/1/29  (4) 13,340 11,756
Playtika Holding, 4.25%, 3/15/29  (4) 12,570 10,637
Sands China, 4.875%, 6/18/30  (7) 8,915 7,821
Scientific Games Holdings, 6.625%, 3/1/30  (4) 14,995 13,158
Scientific Games International, 7.00%, 5/15/28  (4) 12,890 12,729
Scientific Games International, 7.25%, 11/15/29  (4) 36,995 36,764
Wynn Macau, 5.50%, 1/15/26  (4) 21,915 20,071
Wynn Macau, 5.50%, 10/1/27  (4) 23,082 20,054
Wynn Resorts Finance, 5.125%, 10/1/29  (4) 10,965 9,759
Wynn Resorts Finance, 7.125%, 2/15/31  (4) 610 607
314,062
Health Care 6.6%
AdaptHealth, 5.125%, 3/1/30  (4) 19,745 15,253
AthenaHealth Group, 6.50%, 2/15/30  (4) 33,940 27,831
Avantor Funding, 4.625%, 7/15/28  (4) 37,850 34,964
Bausch Health Americas, 9.25%, 4/1/26  (4) 8,525 7,033
Catalent Pharma Solutions, 5.00%, 7/15/27  (4) 2,595 2,355
CHS, 5.25%, 5/15/30  (4) 21,825 16,314
CHS, 6.00%, 1/15/29  (4) 12,215 9,833
CHS, 6.125%, 4/1/30  (4) 31,730 17,134
CHS, 6.875%, 4/15/29  (4) 9,900 5,544
CHS, 8.00%, 12/15/27  (4)(7) 24,945 23,012
DaVita, 4.625%, 6/1/30  (4) 25,160 21,512
IQVIA, 6.50%, 5/15/30  (4) 7,175 7,265
Legacy LifePoint Health, 6.75%, 4/15/25  (4) 9,967 8,846
Medline Borrower, 5.25%, 10/1/29  (4)(7) 24,205 20,695
Molina Healthcare, 4.375%, 6/15/28  (4) 14,875 13,610
Organon, 5.125%, 4/30/31  (4) 19,215 16,309
Select Medical, 6.25%, 8/15/26  (4) 20,080 19,528
Tenet Healthcare, 4.375%, 1/15/30  18,735 16,674
Tenet Healthcare, 6.125%, 10/1/28  45,700 43,301
Tenet Healthcare, 6.125%, 6/15/30  (4) 20,178 19,472

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Tenet Healthcare, 6.75%, 5/15/31  (4) 10,730 10,703
Tenet Healthcare, 6.875%, 11/15/31  10,830 10,451
Teva Pharmaceutical Finance Netherlands III, 4.75%, 5/9/27  14,880 13,652
Teva Pharmaceutical Finance Netherlands III, 5.125%, 5/9/29  33,400 29,893
Teva Pharmaceutical Finance Netherlands III, 6.75%, 3/1/28  24,880 24,320
Teva Pharmaceutical Finance Netherlands III, 7.875%, 9/15/29  9,215 9,445
Teva Pharmaceutical Finance Netherlands III, 8.125%, 9/15/31  4,820 5,001
449,950
Information Technology 4.7%
Boxer Parent, 7.125%, 10/2/25  (4) 8,905 8,950
Boxer Parent, 9.125%, 3/1/26  (4) 10,800 10,530
Capstone Borrower, 8.00%, 6/15/30  (4) 12,660 12,454
Central Parent, 7.25%, 6/15/29  (4) 51,005 49,857
Cloud Software Group, 6.50%, 3/31/29  (4)(7) 16,435 14,545
Cloud Software Group, 9.00%, 9/30/29  (4) 13,035 11,047
Entegris Escrow, 5.95%, 6/15/30  (4) 53,805 51,855
Gen Digital, 6.75%, 9/30/27  (4) 21,335 21,308
Gen Digital, 7.125%, 9/30/30  (4)(7) 18,002 17,957
Go Daddy Operating, 5.25%, 12/1/27  (4) 7,220 6,913
Match Group Holdings II, 3.625%, 10/1/31  (4)(7) 13,540 11,018
Match Group Holdings II, 4.125%, 8/1/30  (4) 24,050 20,262
Match Group Holdings II, 4.625%, 6/1/28  (4) 8,145 7,432
Match Group Holdings II, 5.00%, 12/15/27  (4) 8,265 7,790
Match Group Holdings II, 5.625%, 2/15/29  (4) 7,940 7,454
McAfee, 7.375%, 2/15/30  (4) 16,590 13,915
ROBLOX, 3.875%, 5/1/30  (4) 12,490 10,695
Twilio, 3.875%, 3/15/31  13,350 11,281
Viavi Solutions, 3.75%, 10/1/29  (4) 6,480 5,468
ZipRecruiter, 5.00%, 1/15/30  (4) 6,800 5,720
ZoomInfo Technologies, 3.875%, 2/1/29  (4) 15,027 13,017
319,468
Lodging 0.7%
Hilton Domestic Operating, 4.00%, 5/1/31  (4) 16,975 14,662
Park Intermediate Holdings, 4.875%, 5/15/29  (4) 10,160 8,712
Park Intermediate Holdings, 5.875%, 10/1/28  (4) 8,775 7,996
RHP Hotel Properties, 4.50%, 2/15/29  (4) 16,525 14,604
45,974
Manufacturing 1.5%
Emerald Debt Merger Sub, 6.625%, 12/15/30  (4) 13,400 13,283
Gates Global, 6.25%, 1/15/26  (4) 11,705 11,471
Hillenbrand, 3.75%, 3/1/31  9,145 7,636
Hillenbrand, 5.00%, 9/15/26  430 414
Madison IAQ, 4.125%, 6/30/28  (4) 19,445 16,771
Madison IAQ, 5.875%, 6/30/29  (4) 11,160 8,481
Mueller Water Products, 4.00%, 6/15/29  (4) 17,000 15,194

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Sensata Technologies, 4.00%, 4/15/29  (4) 15,515 13,789
Sensata Technologies, 5.875%, 9/1/30  (4) 11,945 11,557
Stevens Holding, 6.125%, 10/1/26  (4) 7,140 7,229
105,825
Metals & Mining 1.9%
Alcoa Nederland Holding, 6.125%, 5/15/28  (4) 11,935 11,711
ATI, 5.125%, 10/1/31  7,935 6,983
Big River Steel, 6.625%, 1/31/29  (4) 19,532 19,385
ERO Copper, 6.50%, 2/15/30  (4) 8,400 7,275
FMG Resources, 4.50%, 9/15/27  (4) 12,295 11,619
FMG Resources, 5.875%, 4/15/30  (4) 12,210 11,523
Hecla Mining, 7.25%, 2/15/28  29,735 29,215
Hudbay Minerals, 6.125%, 4/1/29  (4) 15,290 13,752
Novelis, 4.75%, 1/30/30  (4) 18,235 16,183
127,646
Other Telecommunications 0.2%
Embarq, 7.995%, 6/1/36  10,315 5,106
Level 3 Financing, 3.75%, 7/15/29  (4) 12,780 6,837
11,943
Real Estate Investment Trust Securities 0.8%
Kilroy Realty, 3.45%, 12/15/24  2,320 2,213
Necessity Retail, 4.50%, 9/30/28  (4) 25,045 18,283
Service Properties Trust, 4.35%, 10/1/24  17,635 16,930
Service Properties Trust, 7.50%, 9/15/25  15,380 15,072
52,498
Restaurants 0.8%
Dave & Buster's, 7.625%, 11/1/25  (4) 15,674 15,870
Yum! Brands, 5.35%, 11/1/43  19,590 17,165
Yum! Brands, 6.875%, 11/15/37  17,960 18,948
51,983
Retail 1.8%
At Home Cayman, 11.50%, 5/12/28  (4) 3,692 3,618
At Home Group, 4.875%, 7/15/28  (4)(7) 6,210 3,540
At Home Group, 7.125%, 5/12/28, (7.125% Cash or 8.625%
PIK)  (4)(8) 7,616 7,192
Bath & Body Works, 6.625%, 10/1/30  (4) 26,510 25,284
Bath & Body Works, 6.694%, 1/15/27  1,620 1,628
Bath & Body Works, 6.95%, 3/1/33  (7) 7,052 6,303
Bath & Body Works, 7.50%, 6/15/29  (7) 9,820 9,906
Bath & Body Works, 9.375%, 7/1/25  (4) 7,301 7,757
Linens 'n Things, VR, EC, 8.338%, 1/15/20  (2)(3) 9,800 —
LSF9 Atlantis Holdings, 7.75%, 2/15/26  (4) 16,405 15,195
PetSmart, 4.75%, 2/15/28  (4) 3,065 2,839
PetSmart, 7.75%, 2/15/29  (4) 25,505 24,740
QVC, 4.45%, 2/15/25  16,675 14,174
122,176

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Satellites 1.2%
Connect Finco, 6.75%, 10/1/26  (4) 20,000 19,300
Hughes Satellite Systems, 6.625%, 8/1/26  28,605 26,353
Intelsat Jackson Holdings, 6.50%, 3/15/30  (4) 11,350 10,456
Telesat Canada, 6.50%, 10/15/27  (4) 11,445 5,036
Viasat, 5.625%, 4/15/27  (4) 24,365 22,781
83,926
Services 6.3%
Adtalem Global Education, 5.50%, 3/1/28  (4) 12,012 11,171
Advantage Sales & Marketing, 6.50%, 11/15/28  (4)(7) 12,485 10,441
Albion Financing 1, 6.125%, 10/15/26  (4) 16,845 15,076
Albion Financing 2, 8.75%, 4/15/27  (4) 7,065 6,041
Allied Universal Holdco, 6.00%, 6/1/29  (4) 12,370 9,154
Allied Universal Holdco, 9.75%, 7/15/27  (4) 33,680 29,302
Clarivate Science Holdings, 4.875%, 7/1/29  (4)(7) 11,855 10,136
eG Global Finance, 6.25%, 10/30/25 (EUR)  730 750
eG Global Finance, 6.75%, 2/7/25  (4) 22,069 21,159
eG Global Finance, 8.50%, 10/30/25  (4) 15,759 15,168
Fair Isaac, 4.00%, 6/15/28  (4) 19,945 18,324
Fair Isaac, 5.25%, 5/15/26  (4) 19,800 19,528
Gartner, 3.625%, 6/15/29  (4) 27,715 24,597
Gartner, 4.50%, 7/1/28  (4) 5,740 5,403
H&E Equipment Services, 3.875%, 12/15/28  (4) 34,955 29,886
IPD 3, 5.50%, 12/1/25 (EUR)  (4) 3,355 3,513
Itelyum Regeneration, 4.625%, 10/1/26 (EUR)  (4) 2,135 2,088
MSCI, 3.25%, 8/15/33  (4) 21,665 17,142
MSCI, 4.00%, 11/15/29  (4) 11,540 10,357
Presidio Holdings, 8.25%, 2/1/28  (4) 19,285 17,742
Prime Security Services Borrower, 5.75%, 4/15/26  (4) 12,180 11,891
Prime Security Services Borrower, 6.25%, 1/15/28  (4) 18,475 16,928
Ritchie Bros Holdings, 6.75%, 3/15/28  (4) 7,280 7,371
Ritchie Bros Holdings, 7.75%, 3/15/31  (4)(7) 10,065 10,480
Sabre GLBL, 7.375%, 9/1/25  (4) 9,470 8,049
Sabre GLBL, 9.25%, 4/15/25  (4) 5,970 5,701
Sabre GLBL, 11.25%, 12/15/27  (4) 6,080 4,674
Staples, 7.50%, 4/15/26  (4) 18,768 15,437
Staples, 10.75%, 4/15/27  (4) 8,333 5,083
TK Elevator Holdco, 7.625%, 7/15/28  (4)(7) 25,260 22,134
TK Elevator U.S. Newco, 5.25%, 7/15/27  (4) 33,230 30,488
United Rentals North America, 3.75%, 1/15/32  5,125 4,292
United Rentals North America, 3.875%, 2/15/31  15,500 13,311
432,817
Supermarkets 0.6%
Albertsons, 4.875%, 2/15/30  (4) 12,940 11,970
Iceland Bondco, 4.625%, 3/15/25 (GBP)  (7) 13,935 15,729

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
New Albertsons, 7.45%, 8/1/29  4,195 4,284
United Natural Foods, 6.75%, 10/15/28  (4) 11,785 10,975
42,958
Transportation 0.3%
Watco, 6.50%, 6/15/27  (4) 19,440 18,614
18,614
Utilities 4.1%
Calpine, 4.50%, 2/15/28  (4) 8,260 7,517
Calpine, 5.00%, 2/1/31  (4) 17,725 14,313
Calpine, 5.125%, 3/15/28  (4) 24,635 22,048
NextEra Energy Operating Partners, 4.25%, 9/15/24  (4) 1,458 1,392
NextEra Energy Operating Partners, 4.50%, 9/15/27  (4) 7,425 6,915
Pattern Energy Operations, 4.50%, 8/15/28  (4) 3,515 3,190
PG&E, 5.00%, 7/1/28  28,447 26,242
PG&E, 5.25%, 7/1/30  30,655 27,589
Pike, 5.50%, 9/1/28  (4) 13,733 12,240
Talen Energy Supply, 8.625%, 6/1/30  (4) 14,975 15,275
Terraform Global Operating, 6.125%, 3/1/26  (4) 19,029 18,458
TerraForm Power Operating, 5.00%, 1/31/28  (4) 14,455 13,533
TransAlta, 7.75%, 11/15/29  5,070 5,254
Vistra, VR, 7.00%  (4)(5)(9) 32,335 28,374
Vistra, VR, 8.00%  (4)(5)(9) 41,780 38,960
Vistra Operations, 4.375%, 5/1/29  (4) 46,345 40,436
281,736
Wireless Communications 0.4%
Iliad Holding SASU, 6.50%, 10/15/26  (4) 25,855 24,304
24,304
Total Corporate Bonds (Cost $6,892,883) 6,238,155
MUNICIPAL SECURITIES 0.3%
Puerto Rico 0.3%
Puerto Rico Commonwealth, GO, VR, 11/1/43  (10) 47,349 23,082
Total Municipal Securities (Cost $25,502) 23,082
SHORT-TERM INVESTMENTS 0.2%
Money Market Funds 0.2%
T. Rowe Price Government Reserve Fund, 5.11%  (11)(12) 15,080 15,080
Total Short-Term Investments (Cost $15,080) 15,080

T. ROWE PRICE High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
SECURITIES LENDING COLLATERAL 1.4%
INVESTMENTS IN A POOLED ACCOUNT THROUGH
SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE
BANK 0.2%
Money Market Funds 0.2%
T. Rowe Price Government Reserve Fund, 5.11%  (11)(12) 15,480 15,480
Total Investments in a Pooled Account through Securities
Lending Program with JPMorgan Chase Bank 15,480
INVESTMENTS IN A POOLED ACCOUNT THROUGH
SECURITIES LENDING PROGRAM WITH STATE STREET BANK
AND TRUST COMPANY 1.2%
Money Market Funds 1.2%
T. Rowe Price Government Reserve Fund, 5.11%  (11)(12) 77,679 77,679
Total Investments in a Pooled Account through Securities
Lending Program with State Street Bank and Trust Company 77,679
Total Securities Lending Collateral (Cost $93,159) 93,159
Total Investments in Securities
99.6% of Net Assets
(Cost $7,518,247) $ 6,825,799
‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(2) Non-income producing
(3) See Note 2. Level 3 in fair value hierarchy.
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to
$5,000,958 and represents 73.0% of net assets.
(5) Perpetual security with no stated maturity date.
(6) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.
The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to
$8,159 and represents 0.1% of net assets.

T. ROWE PRICE High Yield Fund

.
.
.
.
.
.
.
.
.
.
(7) See Note 4 . All or a portion of this security is on loan at May 31, 2023.
(8) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(9) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(10) Contingent value instrument that only pays out if a portion of the territory's Sales and Use Tax outperforms the projections in the Oversight Board’s Certified
Fiscal Plan.
(11) Seven-day yield
(12) Affiliated Companies
1M TSFR One month term SOFR (Secured overnight financing rate)
1M USD LIBOR One month USD LIBOR (London interbank offered rate)
3M TSFR Three month term SOFR (Secured overnight financing rate)
3M USD LIBOR Three month USD LIBOR (London interbank offered rate)
6M USD LIBOR Six month USD LIBOR (London interbank offered rate)
EC Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
EUR Euro
FRN Floating Rate Note
GBP British Pound
GO General Obligation
PIK Payment-in-kind
USD U.S. Dollar
VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE High Yield Fund

(Amounts in 000s)
SWAPS (0.0)%
Description
Notional
Amount $ Value
Initial
$ Value
Unrealized
$ Gain/(Loss)
CENTRALLY CLEARED SWAPS (0.0)%
Credit Default Swaps, Protection Sold (0.0)%
Protection Sold (Relevant Credit: CHS/
Community Health Systems, Caa3*),
Receive 5.00% Quarterly, Pay upon credit
default, 12/20/26 * 8,875 (2,756) (355) (2,401)
Protection Sold (Relevant Credit: Markit
CDX.NA.HY-S39, 5 Year Index), Receive
5.00% Quarterly, Pay upon credit default,
12/20/27 * 34,155 876 574 302
Total Centrally Cleared Credit Default Swaps,
Protection Sold (2,099)
Total Centrally Cleared Swaps (2,099)
Net payments (receipts) of variation margin to date 2,042
Variation margin receivable (payable) on centrally cleared swaps $ (57)
* Credit ratings as of May 31, 2023. Ratings shown are from Moody’s Investors Service and if Moody’s does not rate a security, then Standard & Poor’s (S&P) is used. Fitch is used for securities that are not rated by either Moody’s or S&P.

T. ROWE PRICE High Yield Fund

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS
Counterparty Settlement Receive Deliver
Unrealized
Gain/(Loss)
BNP Paribas 8/25/23 USD 16,473 EUR 15,051 $ 305
HSBC Bank 7/21/23 USD 19,760 GBP 15,855 18
HSBC Bank 8/25/23 USD 15,905 EUR 14,697 117
JPMorgan Chase 8/25/23 USD 3,585 EUR 3,325 13
Net unrealized gain (loss) on open forward
currency exchange contracts $ 453

T. ROWE PRICE High Yield Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 5.11% $ — $ — $ 2,109 ++
Totals $ — # $ — $ 2,109 +
Supplementary Investment Schedule
Affiliate
Value
05/31/22
Purchase
Cost
Sales
Cost
Value
05/31/23
T. Rowe Price Government
Reserve Fund, 5.11% $ 99,841 ¤ ¤ $ 108,239
Total $ 108,239 ^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4 .
+ Investment income comprised $2,109 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $108,239.

T. ROWE PRICE High Yield Fund
May 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $7,518,247) $ 6,825,799
Interest and dividends receivable 113,564
Receivable for investment securities sold 28,569
Cash deposits on centrally cleared swaps 6,581
Cash 4,116
Receivable for shares sold 2,889
Due from affiliates 1,517
Unrealized gain on forward currency exchange contracts 453
Foreign currency (cost $1) 1
Other assets 280
Total assets 6,983,769
Liabilities
Obligation to return securities lending collateral 93,159
Payable for investment securities purchased 28,148
Payable for shares redeemed 4,056
Investment management fees payable 3,420
Variation margin payable on centrally cleared swaps 57
Payable to directors 3
Other liabilities 3,423
Total liabilities 132,266
NET ASSETS $ 6,851,503

T. ROWE PRICE High Yield Fund
May 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ (1,703,232)
Paid-in capital applicable to 1,222,534,572 shares of $0.01
par value capital stock outstanding; 3,000,000,000 shares
authorized 8,554,735
NET ASSETS $ 6,851,503
NET ASSET VALUE PER SHARE
Investor Class
(Net assets: $1,080,291; Shares outstanding: 192,847,109) $ 5.60
Advisor Class
(Net assets: $17,551; Shares outstanding: 3,140,809) $ 5.59
I Class
(Net assets: $2,567,604; Shares outstanding: 458,234,421) $ 5.60
Z Class
(Net assets: $3,186,057; Shares outstanding: 568,312,233) $ 5.61

T. ROWE PRICE High Yield Fund
Statement of Operations

($000s)
Year
Ended
5/31/23
Investment Income (Loss)
Income
    Interest $ 476,334
Dividend 7,550
Securities lending 102
Total income 483,986
Expenses
Investment management 40,876
Shareholder servicing
Investor Class $ 2,243
Advisor Class 30
I Class 386 2,659
Rule 12b-1 fees
Advisor Class 47
Prospectus and shareholder reports
Investor Class 54
Advisor Class 4
I Class 224
Z Class 3 285
Custody and accounting 319
Legal and audit 73
Proxy and annual meeting 63
Registration 57
Directors 20
Miscellaneous 48
Waived / paid by Price Associates (20,082)
Total expenses 24,365
Net investment income 459,621

T. ROWE PRICE High Yield Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
5/31/23
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities (279,780)
Swaps 3,870
Options written 1,048
Forward currency exchange contracts 1,380
Foreign currency transactions 252
Net realized loss (273,230)
Change in net unrealized gain / loss
Securities (198,684)
Swaps (1,328)
Forward currency exchange contracts 156
Other assets and liabilities denominated in foreign currencies 116
Change in net unrealized gain / loss (199,740)
Net realized and unrealized gain / loss (472,970)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (13,349)

T. ROWE PRICE High Yield Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
5/31/23 5/31/22
Increase (Decrease) in Net Assets
Operations
Net investment income $ 459,621 $ 446,624
Net realized gain (loss) (273,230) 73,430
Change in net unrealized gain / loss (199,740) (908,757)
Decrease in net assets from operations (13,349) (388,703)
Distributions to shareholders
Net earnings
Investor Class (71,801) (108,060)
Advisor Class (1,233) (1,383)
I Class (169,300) (127,759)
Z Class (225,949) (223,541)
Decrease in net assets from distributions (468,283) (460,743)
Capital share transactions
*
Shares sold
Investor Class 82,819 147,623
Advisor Class 851 2,091
I Class 368,281 1,310,719
Z Class 283,325 250,121
Distributions reinvested
Investor Class 63,546 90,829
Advisor Class 1,220 1,371
I Class 144,058 110,890
Z Class 225,949 223,534
Shares redeemed
Investor Class (240,057) (1,191,007)
Advisor Class (7,137) (6,355)
I Class (637,449) (330,508)
Z Class (424,458) (749,339)
Decrease in net assets from capital share
transactions (139,052) (140,031)

T. ROWE PRICE High Yield Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
5/31/23 5/31/22
Net Assets
Decrease during period (620,684) (989,477)
Beginning of period 7,472,187 8,461,664
End of period $ 6,851,503 $ 7,472,187
*Share information (000s)
Shares sold
Investor Class 14,627 22,571
Advisor Class 150 320
I Class 64,999 205,424
Z Class 49,550 37,953
Distributions reinvested
Investor Class 11,297 13,936
Advisor Class 218 212
I Class 25,606 17,238
Z Class 40,126 34,457
Shares redeemed
Investor Class (42,467) (186,922)
Advisor Class (1,268) (982)
I Class (113,771) (51,888)
Z Class (75,401) (114,416)
Decrease in shares outstanding (26,334) (22,097)

T. ROWE PRICE High Yield Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price High Yield Fund, Inc. (the corporation) is registered under the
Investment Company Act of 1940 (the 1940 Act). The High Yield Fund (the fund)
is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation.
The fund has four classes of shares: the High Yield Fund (Investor Class), the High
Yield Fund–Advisor Class (Advisor Class), the High Yield Fund–I Class (I Class), and
the High Yield Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts.
Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to
I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The
Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/
or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1
fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

T. ROWE PRICE High Yield Fund

Investment Transactions, Investment Income, and Distributions  Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss.
Dividend income and capital gain distributions are recorded on the ex-dividend date.
Non-cash dividends, if any, are recorded at the fair market value of the asset received.
Proceeds from litigation payments, if any, are included in either net realized gain (loss)
or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared by each class daily and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.

T. ROWE PRICE High Yield Fund

New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
The FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate
Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial
Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered
Rate (LIBOR), and other interbank-offered based reference rates, through December 31,
2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of
Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;

T. ROWE PRICE High Yield Fund

and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Debt securities generally are traded in the over-the-counter
(OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the

T. ROWE PRICE High Yield Fund

valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE High Yield Fund

Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended May 31, 2023, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Fixed Income Securities
1
$ — $ 33,975 $ — $ 33,975
Bank Loans — 329,519 6,272 335,791
Common Stocks 48,895 — — 48,895
Convertible Preferred Stocks — 52,585 8,159 60,744
Corporate Bonds — 6,238,155 — 6,238,155
Short-Term Investments 15,080 — — 15,080
Securities Lending Collateral 93,159 — — 93,159
Total Securities 157,134 6,654,234 14,431 6,825,799
Swaps* — 302 — 302
Forward Currency Exchange
Contracts — 453 — 453
Total $ 157,134 $ 6,654,989 $ 14,431 $ 6,826,554
Liabilities
Swaps* $ — $ 2,401 $ — $ 2,401
1
Includes Convertible Bonds and Municipal Securities.
* The fair value presented includes cumulative gain (loss) on centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE High Yield Fund

for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2023, and the related location on the accompanying
Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s) Location on Statement of
Assets and Liabilities Fair Value*
Assets
Foreign exchange derivatives Forwards $ 453
Credit derivatives Centrally Cleared Swaps 302
*
Total $ 755
*
Liabilities
Credit derivatives Centrally Cleared Swaps $ 2,401
Total $ 2,401
* The fair value presented includes cumulative gain (loss) on centrally cleared swaps; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE High Yield Fund

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2023, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Counterparty Risk and Collateral  The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-
traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties,
($000s)
Location of Gain (Loss) on Statement of Operations
Options
Written
Forward
Currency
Exchange
Contracts Swaps Total
Realized Gain (Loss)
Foreign exchange derivatives $ — $ 1,380 $ — $ 1,380
Credit derivatives 1,048 — 3,870 4,918
Total $ 1,048 $ 1,380 $ 3,870 $ 6,298
Change in Unrealized
Gain (Loss)
Foreign exchange derivatives $ — $ 156 $ — $ 156
Credit derivatives — — (1,328) (1,328)
Total $ — $ 156 $ (1,328) $ (1,172)

T. ROWE PRICE High Yield Fund

also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements
(ISDAs) or foreign exchange letter agreements (FX letters).
MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition,
ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate.
Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas
FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction.
This ability is subject to the liquidity of underlying positions. As of May 31, 2023, no collateral had been pledged or posted by the fund to counterparties for bilateral derivatives. As of May 31, 2023, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $280,000 cash and securities valued at $293,000. As of
May 31, 2023, cash of $6,581,000 had been posted by the fund for exchange-traded and/
or centrally cleared derivatives.

T. ROWE PRICE High Yield Fund

Forward Currency Exchange Contracts  The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-
denominated securities from adverse currency movements or to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2023, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.
Options   The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure.
Options are included in net assets at fair value, options purchased are included in
Investments in Securities, and options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase.
The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position.

T. ROWE PRICE High Yield Fund

Risks related to the use of options include possible illiquidity of the options markets;
trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the year ended May 31, 2023, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between
0% and 2% of net assets.
Swaps  The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool;
or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse
(centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where

T. ROWE PRICE High Yield Fund

the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2023, the notional amount of protection sold by the fund totaled $43,030,000
(0.6% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the year ended May 31, 2023, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.
NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Noninvestment-Grade Debt  The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or
“junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

T. ROWE PRICE High Yield Fund

Bank Loans  The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be
“covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
LIBOR Transition  The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from
LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a

T. ROWE PRICE High Yield Fund

reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2023, the value of loaned securities was $88,947,000;
the value of cash collateral and related investments was $93,159,000.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $2,027,990,000 and $2,108,172,000, respectively, for the year ended
May 31, 2023.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax

T. ROWE PRICE High Yield Fund

return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to the character of market discount at time of sale, the recharacterization of distributions and differences between book/tax amortization policies.
The tax character of distributions paid for the periods presented was as follows:
At May 31, 2023, the tax-basis cost of investments (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
At May 31, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax
($000s)
May 31,
2023
May 31,
2022
Ordinary income (including short-term capital gains,
if any) $ 468,283 $ 460,743
($000s)
Cost of investments $ 7,517,792
Unrealized appreciation $ 54,826
Unrealized depreciation (743,690)
Net unrealized appreciation (depreciation) $ (688,864)
($000s)
Undistributed ordinary income $ 26,557
Net unrealized appreciation (depreciation) (688,864)
Loss carryforwards and deferrals (1,040,925)
Total distributable earnings (loss) $ (1,703,232)

T. ROWE PRICE High Yield Fund

purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards and straddle deferrals. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2023, the effective annual group fee rate was 0.29%.
The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price
Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio
(after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.
The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date

T. ROWE PRICE High Yield Fund

indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended May 31, 2023 as indicated in the table below.
Including these amounts, expenses previously waived/paid by Price Associates in the amount of $1,637,000 remain subject to repayment by the fund at May 31, 2023. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
li
In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended
May 31, 2023, expenses incurred pursuant to these service agreements were $111,000 for
Price Associates; $1,705,000 for T. Rowe Price Services, Inc.; and $69,000 for T. Rowe
Investor Class I Class Z Class
Expense limitation/I Class Limit 0.70% 0.05% 0.00%
Expense limitation date 09/30/23 09/30/23 N/A
(Waived)/repaid during the period ($000s) $(1,103) $— $(18,979)

T. ROWE PRICE High Yield Fund

Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates invests. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended May 31, 2023, the fund was charged $11,000 for shareholder servicing costs related to the college savings plans, of which $6,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At May 31, 2023, less than 1% of the outstanding shares of the I Class were held by college savings plans.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates
(collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At May 31, 2023, approximately 100% of the Z Class's outstanding shares were held by
Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
As of May 31, 2023, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned
2,575,460 shares of the I Class, representing 1% of the I Class's net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the

T. ROWE PRICE High Yield Fund

independent current market price of the security. During the year ended May 31, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by
Price Associates.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the collapse of some US regional and global banks as well as overall concerns around the soundness and stability of the global banking sector has sparked concerns of a broader financial crisis impacting the overall global banking sector. In certain cases, government agencies have assumed control or otherwise intervened in the operations of certain banks due to liquidity and solvency concerns. The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE High Yield Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price High Yield Fund, Inc. and
Shareholders of T. Rowe Price High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price High Yield Fund (one of the funds constituting T. Rowe Price High Yield Fund, Inc., referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May
31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE High Yield Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE High Yield Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included $6,444,000 from short-term capital gains.
For taxable non-corporate shareholders, $2,659,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $2,567,000 of the fund's income qualifies for the dividends-
received deduction.
For nonresident alien shareholders, $374,928,000 of income dividends are interest-
related dividends.
For shareholders subject to interest expense deduction limitation under Section
163(j), $451,589,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

T. ROWE PRICE High Yield Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE High Yield Fund

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 6–7, 2023 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the
Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the continuation of the Advisory
Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that the information it considered with respect to the nature, quality, and extent of the services provided by the Adviser, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and detailed reports that it regularly receives throughout the year on relative and absolute performance for the
T. Rowe Price funds. In connection with the Meeting, the Board reviewed information provided by the Adviser that compared the fund’s total returns, as well as a wide variety of other previously agreed-upon performance measures and market data, against relevant benchmark indexes and peer groups of funds with similar investment programs for

T. ROWE PRICE High Yield Fund

various periods through December 31, 2022. Additionally, the Board reviewed the fund’s relative performance information as of September 30, 2022, which ranked the returns of the fund’s Investor Class for various periods against a universe of funds with similar investment programs selected by Broadridge, an independent provider of mutual fund data. In the course of its deliberations, the Board considered performance information provided throughout the year and in connection with the Advisory Contract review at the
Meeting, as well as information provided during investment review meetings conducted with portfolio managers and senior investment personnel during the course of the year regarding the fund’s performance. The Board also considered relevant factors, such as overall market conditions and trends that could adversely impact the fund’s performance, length of the fund’s performance track record, and how closely the fund’s strategies align with its benchmarks and peer groups. The Board concluded that the information it considered with respect to the fund’s performance, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the
Advisory Contract.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-
dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe
Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the
Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund)
that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The group fee rate decreases as total T. Rowe Price fund assets grow, which reduces the management fee rate for any fund that has a group fee component to its management fee, and reflects that certain resources utilized to operate the fund are shared with other T. Rowe Price funds thus allowing shareholders of those funds to share potential
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)

T. ROWE PRICE High Yield Fund

economies of scale. The fund is also subject to contractual expense limitations that require the Adviser to waive its fees and/or bear any expenses that would cause a share class of the fund to exceed a certain percentage based on the class’s net assets. The expense limitations mitigate the potential for an increase in operating expenses above a certain level that could impact shareholders.
The fund also offers a Z Class, which serves as an underlying investment within certain
T. Rowe Price fund of fund arrangements. The Adviser waives its advisory fee on the Z Class and waives or bears the Z Class’s other operating expenses, with certain exceptions. The Board considered whether the advisory fee and operating expense waivers on the Z Class may present a means for cross-subsidization of the Z Class by other share classes of the fund. In that regard, the Board noted that the Z Class operating expenses are largely covered by the all-inclusive fees charged by the investing T. Rowe
Price fund of funds and that any Z Class operating expenses not covered by the investing
T. Rowe Price funds of funds’ fees are paid by the Adviser and not by shareholders of any other share class of the fund.
In addition, the Board noted that the fund potentially shares in indirect economies of scale through the Adviser’s ongoing investments in its business in support of the T. Rowe
Price funds, including investments in trading systems, technology, and regulatory support enhancements, and the ability to possibly negotiate lower fee arrangements with third-
party service providers. The Board concluded that the advisory fee structure for the fund provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class
Expense Group); (ii) actual management fees and total expenses of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class
Expense Group); and (iii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the
Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses
(which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups.
Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)

T. ROWE PRICE High Yield Fund

first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group, Advisor Class Expense Group, and
Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor
Class Expense Group and Advisor Class Expense Group) and second quintile (Expense
Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States.
Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the
Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)

T. ROWE PRICE High Yield Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates,
Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East
Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[210]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); Chief Executive Officer, Bazemore
Consulting LLC (2018 to 2021); Director, Chimera Investment
Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to
present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Melody Bianchetto
(1966)
2023
[210]
Advisory Board Member; Vice President for Finance, University of
Virginia (2015 to 2023)
Bruce W. Duncan
(1951)
2013
[210]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017
to 2019); Member, Independent Directors Council Governing Board
(2017 to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2013
[210]
Chair of the Board, all funds (July 2018 to present)
Paul F. McBride
(1956)
2013
[210]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)

T. ROWE PRICE High Yield Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Mark J. Parrell
(1966)
2023
[210]
Advisory Board Member; Board of Trustees Member and Chief Executive
Officer (2019 to present), President (2018 to present), Executive Vice
President and Chief Financial Officer (2007 to 2018), and Senior Vice
President and Treasurer (2005 to 2007), EQR; Member and Chair, Nareit
Dividends Through Diversity, Equity & Inclusion CEO Council, Nareit
2021 Audit and Investment Committee (2021); Advisory Board, Ross
Business School at University of Michigan (2015 to 2016); Member and
Chair of the Finance Committee, National Multifamily Housing Council
(2015 to 2016); Member, Economic Club of Chicago; Director, Brookdale
Senior Living, Inc. (2015 to 2017); Director, Aviv REIT, Inc. (2013 to
2015); Director, Real Estate Roundtable (July 2021 to present) and the
2022 Executive Board Nareit (November 2021 to present); Board of
Directors and Chair of the Finance Committee, Greater Chicago Food
Depository (July 2017 to present)
Kellye L. Walker
(1966)
2021
[210]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[210]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE High Yield Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[210]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe
Price Group, Inc., and T. Rowe Price Trust Company; Vice President,
Global Funds
(a)
All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name (Year of Birth)
Position Held With High Yield Fund Principal Occupation(s)
Jason A. Bauer (1979)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019)
Michael F. Connelly, CFA (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Michael Della Vedova (1969)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price
International
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Stephen M. Finamore, CFA (1976)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Daniel Fox, CFA (1985)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Justin T. Gerbereux, CFA (1975)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE High Yield Fund

Name (Year of Birth)
Position Held With High Yield Fund Principal Occupation(s)
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Michael T. Hyland (1979)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Paul M. Massaro, CFA (1975)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Andrew C. McCormick (1960)
Co-president
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Rodney M. Rayburn, CFA (1970)
Executive Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Brian A. Rubin, CPA (1974)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Richard Sennett, CPA (1970)
Assistant Treasurer
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Reena Tilva, CFA (1981)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Michael J. Trivino (1981)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202307 - 2916499 F57-050 7/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)    Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$45,097	$41,169
Audit-Related Fees	-	-
Tax Fees	-	2,381
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,521,000 and $2,959,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)   The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2023